                                                                    Exhibit 99.5

[IMS LOGO]

                                              NEWS
Contacts: Darcie Peck
          IMS Investor Relations               FOR IMMEDIATE RELEASE
          (203) 319-4766

          Michael Gury
          IMS Communications
          (203) 319-4730


                   IMS OFFICERS FILE CERTIFICATION STATEMENTS
                    IN COMPLIANCE WITH NEW SEC REQUIREMENTS,
                           SARBANES-OXLEY ACT OF 2002

FAIRFIELD, CT, August 12, 2002 -- IMS Health (NYSE: RX) today announced that its chief executive officer, David Thomas, and chief financial officer, Nancy Cooper, filed sworn statements with the Securities and Exchange Commission certifying the accuracy and completeness of the company's most recently filed annual and quarterly financial reports, as well as its proxy statement.
On June 27, the SEC issued an order requiring top executives of 947 U.S. publicly traded companies to file such statements. The order covers companies with annual revenues exceeding $1.2 billion.

      The SEC filings certify IMS Health's 2001 Form 10-K, 2002 proxy statement and Form 10-Q filings for the first two quarters of 2002. Additional certifications for the second-quarter 2002 Form 10-Q also were filed as required by the Sarbanes-Oxley Act of 2002.

      Operating in more than 100 countries, IMS Health is the world's leading provider of information solutions to the pharmaceutical and healthcare industries. With $1.3 billion in 2001 revenue and nearly 50 years of industry experience, IMS offers leading-edge business intelligence products and services that are integral to clients' day-to-day operations, including marketing effectiveness solutions for prescription and over-the-counter pharmaceutical products; sales optimization solutions to increase pharmaceutical sales force productivity; and consulting and customized services that turn information into actionable insights. Additional information is available at http://www.imshealth.com.

                                       ###

AUGUST 12, 2002

THIS PRESS RELEASE INCLUDES STATEMENTS WHICH MAY CONSTITUTE FORWARD-LOOKING STATEMENTS MADE PURSUANT TO THE SAFE HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. ALTHOUGH IMS HEALTH BELIEVES THE EXPECTATIONS CONTAINED IN SUCH FORWARD-LOOKING STATEMENTS ARE REASONABLE, IT CAN GIVE NO ASSURANCE THAT SUCH EXPECTATIONS WILL PROVE CORRECT. THIS INFORMATION MAY INVOLVE RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS OF IMS HEALTH TO DIFFER MATERIALLY FROM THE FORWARD-LOOKING STATEMENTS. FACTORS WHICH COULD CAUSE OR CONTRIBUTE TO SUCH DIFFERENCES INCLUDE, BUT ARE NOT LIMITED TO (I) THE RISKS ASSOCIATED WITH OPERATING ON A GLOBAL BASIS, INCLUDING FLUCTUATIONS IN THE VALUE OF FOREIGN CURRENCIES RELATIVE TO THE U.S. DOLLAR, AND THE ABILITY TO SUCCESSFULLY HEDGE SUCH RISKS, (II) TO THE EXTENT IMS HEALTH SEEKS GROWTH THROUGH ACQUISITIONS AND JOINT VENTURES, THE ABILITY TO IDENTIFY, CONSUMMATE AND INTEGRATE ACQUISITIONS AND VENTURES ON SATISFACTORY TERMS, (III) THE ABILITY TO DEVELOP NEW OR ADVANCED TECHNOLOGIES AND SYSTEMS FOR ITS BUSINESSES ON TIME AND ON A COST-EFFECTIVE BASIS, AND THE ABILITY TO IMPLEMENT COST-CONTAINMENT MEASURES, (IV) REGULATORY, LEGISLATIVE AND ENFORCEMENT INITIATIVES, PARTICULARLY IN THE AREAS OF MEDICAL PRIVACY AND TAX, (V)TO THE EXTENT UNFORESEEN CASH NEEDS ARISE, THE ABILITY TO OBTAIN FINANCING ON FAVORABLE TERMS, AND (VI) DETERIORATION IN ECONOMIC CONDITIONS, PARTICULARLY IN THE PHARMACEUTICAL, HEALTHCARE OR OTHER INDUSTRIES IN WHICH IMS HEALTH'S CUSTOMERS OPERATE. ADDITIONAL INFORMATION ON FACTORS THAT MAY AFFECT THE BUSINESS AND FINANCIAL RESULTS OF THE COMPANY CAN BE FOUND IN FILINGS OF THE COMPANY MADE FROM TIME TO TIME WITH THE SECURITIES AND EXCHANGE COMMISSION.